                                                                    Exhibit 24.1


                           THE WACKENHUT CORPORATION
                           ANNUAL REPORT ON FORM 10-K
                               POWERS OF ATTORNEY




GEORGE R. WACKENHUT

RICHARD R. WACKENHUT

JULIUS W. BECTON, JR.

CARROLL A. CAMPBELL

BENJAMIN R. CIVILETTI

ANNE N. FOREMAN

EDWARD L. HENNESSY, JR.

PAUL X. KELLEY

NANCY C. REYNOLDS

JOHN F. RUFFLE

THOMAS P. STAFFORD

                               POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L. Maslowe, Juan D. Miyar, Timothy L. McCormick, Timothy J. Howard and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ George R. Wackenhut                            Date: 2-17-00
------------------------------------               -----------------------------
George R. Wackenhut, Director

                               POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L. Maslowe, Juan D. Miyar, Timothy L. McCormick, Timothy J. Howard and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Richard R. Wackenhut                           Date: 2-17-00
------------------------------------               -----------------------------
Richard R. Wackenhut, Director

                               POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L. Maslowe, Juan D. Miyar, Timothy L. McCormick, Timothy J. Howard and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Julius W. Becton, Jr.                          Date: 2-17-00
------------------------------------               -----------------------------
Julius W. Becton, Jr., Director

                               POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L. Maslowe, Juan D. Miyar, Timothy L. McCormick, Timothy J. Howard and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Carroll A. Campbell                            Date: 2-24-00
------------------------------------               -----------------------------
Carroll A. Campbell, Director

                               POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L. Maslowe, Juan D. Miyar, Timothy L. McCormick, Timothy J. Howard and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Benjamin R. Civiletti                          Date: 2-17-00
------------------------------------               -----------------------------
Benjamin R. Civiletti, Director

                               POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L. Maslowe, Juan D. Miyar, Timothy L. McCormick, Timothy J. Howard and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Anne N. Foreman                                Date: 2-17-00
------------------------------------               -----------------------------
Anne N. Foreman, Director

                               POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L. Maslowe, Juan D. Miyar, Timothy L. McCormick, Timothy J. Howard and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Edward L. Hennessy, Jr.                        Date: 2-22-00
------------------------------------               -----------------------------
Edward L. Hennessy, Jr., Director

                               POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L. Maslowe, Juan D. Miyar, Timothy L. McCormick, Timothy J. Howard and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Paul X. Kelley                                 Date: 2-23-00
------------------------------------               -----------------------------
Paul X. Kelley, Director

                               POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L. Maslowe, Juan D. Miyar, Timothy L. McCormick, Timothy J. Howard and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Nancy Reynolds                                 Date: 2-16-00
------------------------------------               -----------------------------
Nancy Reynolds, Director

                               POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L. Maslowe, Juan D. Miyar, Timothy L. McCormick, Timothy J. Howard and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ John F. Ruffle                                 Date: 2-17-00
------------------------------------               -----------------------------
John F. Ruffle, Director

                               POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L. Maslowe, Juan D. Miyar, Timothy L. McCormick, Timothy J. Howard and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Thomas P. Stafford                             Date: 3-22-00
------------------------------------               -----------------------------
Thomas P. Stafford, Director